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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K/A

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported)
                            February 13, 2008

      MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-OAR4
                            (Issuing Entity)

                 MERRILL LYNCH MORTGAGE INVESTORS, INC.
         (Exact Name of Depositor as Specified in its Charter)

                  MERRILL LYNCH MORTGAGE LENDING, INC.
          (Exact Name of Sponsor as Specified in its Charter)

                 MERRILL LYNCH MORTGAGE INVESTORS, INC.
            (Exact name of registrant specified in Charter)

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
    Delaware                        333-140436                    13-3416059
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)

            250 Vesey Street
  4 World Financial Center 10th Floor
           New York, New York                                            10080
(Address of principal executive offices)                                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

     This Current Report on Form 8-K/A is being filed to reflect the corrected Schedule to the Corridor Contract attached as Exhibit N and replaces the Pooling and Servicing Agreement filed as Exhibit 4.1 on Form 8-K filed on August 10, 2007.

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ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of July 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Ketan Parekh
                                            ----------------------------------
                                        Name: Ketan Parekh
                                        Title: Authorized Signatory

Date: February 13, 2008

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                                INDEX TO EXHIBITS

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
Exhibit No.   Description                                                  Page
-----------   -----------                                                 ------
4.1           Pooling and Servicing Agreement, dated as of July 1,
              2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.
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